UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22608

Virtus Global Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 270-7788

Date of fiscal year end: November 30

Date of reporting period: November 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Not FDIC Insured No Bank Guarantee May Lose Value	November 30, 2017

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Board of Trustees of the Virtus Global Multi-Sector Income Fund (“the Fund”) adopted a Managed Distribution Plan (the “Plan”) which provides for the Fund to make a monthly distribution rate of $0.156 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof.

If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

The amounts and sources of distributions reported in Section 19(a) notices of the 1940 Act are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Virtus Global Multi-Sector Income Fund is available through the closed end fund section on the web at www.Virtus.com. Section 19(a) notices are posted on the website at https://www.virtus.com/our-products/closed-end-fund-details/VGI.

MESSAGE TO SHAREHOLDERS

Dear Virtus Global Multi-Sector Income Fund Shareholder:

Dear Virtus Global Multi-Sector Income Fund Shareholder: I am pleased to share with you the annual report for the Virtus Global Multi-Sector Income Fund (VGI), which discusses performance for the 12 months ended November 30, 2017. This report contains commentary from the portfolio management team at Newfleet Asset Management on how the fixed income markets and the fund performed during the period, including the contribution of the options overlay strategy to fund performance.

For the fiscal year ended November 30, 2017, the fund’s net asset value (NAV) gained 14.87%, including $1.872 in reinvested distributions, and its market price increased 35.99%. For the same period, the fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index, gained 6.53%, including reinvested dividends.

On behalf of Newfleet Asset Management and Virtus Investment Partners, I welcome our new Investors and thank all shareholders for entrusting your assets to us. Should you have any questions or require support, the Virtus customer service team is ready to assist at 1-866-270- 7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President, Chief Executive Officer, and Trustee

Virtus Global Multi-Sector Income Fund

January 2018

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

NOVEMBER 30, 2017

About the Fund

Virtus Global Multi-Sector Income Fund’s (NYSE: VGI) (the “Fund”) investment objective is to maximize current income while preserving capital. The Fund seeks to achieve its investment objective by applying an approach, and extensive credit research, to capitalize on opportunities across undervalued areas of the global bond market. There is no guarantee that the Fund will achieve its investment objective.

The use of leverage currently enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of November 30, 2017, the Fund’s leverage consisted of $69 million of borrowings pursuant to a line of credit, which represented approximately 26% of the Fund’s total assets.

Portfolio Review – Newfleet Asset Management LLC (Newfleet)

Newfleet’s multi-sector fixed income strategies team manages the Fund, leveraging the knowledge and skills of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management for portfolio construction, avoiding interest rate bets and remaining duration neutral. Newfleet also manages the Fund’s options overlay strategy. The options overlay strategy seeks to generate additional income through the purchase and sale of paired out-of-the-money puts and calls. The following commentary is provided by the portfolio team at Newfleet and covers the Fund’s fixed income portfolio and options overlay strategy for the fiscal year ended November 30, 2017.

How did global fixed income markets perform during the Fund’s fiscal year ended November 30, 2017?

Most spread sectors outperformed U.S. Treasuries during the fiscal year ended November 30, 2017. The global growth outlook remained favorable and the search for yield persisted through the end of the fiscal year. Within most fixed income sectors, longer duration and lower quality assets were key drivers of performance.

The positive tone of the market that continued after the surprise outcome of the U.S. presidential election faced numerous challenges over the fiscal year. Geopolitical tensions with North Korea, continued gridlock in Washington, moderate volatility in oil prices, and major weather events such as Hurricane Harvey caused periods of weakness within spread sectors. However, these periods were short-lived as investors bought into any meaningful dip in prices, quickly pushing prices higher.

As anticipated, the Fed raised its target rate 0.25% on three separate occasions during the last 12 months to a range of 1.00% to 1.25%. During its September 2017 meeting, the Fed announced the start of its balance sheet reduction plan.

Over the last 12 months, yields increased across the curve, but more so among shorter maturities, which caused the curve to flatten.

What factors affected the Fund’s performance during the period?

The underperformance of U.S. Treasuries relative to most fixed income spread sectors was the key driver of the Fund’s outperformance for the fiscal year ended November 30, 2017. Among

For information regarding the indexes and certain key investment terms see the Key Investment Terms starting on page 7.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

NOVEMBER 30, 2017

fixed income sectors, the Fund’s allocations to corporate high yield, emerging markets high yield, and yankee high quality securities were the largest positive contributors to performance for the fiscal year.

During the fiscal year, the Fund’s allocation to agency mortgage-backed securities detracted from performance, although the Fund’s underweight versus the benchmark was beneficial. Though exposure to the high yield sector contributed to the overall performance of the Fund, our bias toward higher quality securities detracted from returns during a period in which lower quality outperformed.

How did the options overlay strategy perform for the Fund during the fiscal year?

Fund performance was significantly enhanced by the options overlay strategy during the fiscal year ended November 30, 2017. This strategy seeks to exploit well-known pricing inefficiencies in the index options market by selling put and call spreads to generate premium income.

The option trading environment was highly unusual. Implied volatility levels, as measured by the CBOE Volatility Index (VIX), traded at or near historic lows for most of the 12-month period. This reflected the “risk on” positioning observed across most securities markets, as investors appeared willing to push aside fears of volatility in the relentless pursuit of a series of all-time market highs.

For the options overlay strategy, the result was a relatively tight spread between short options for most trades, which provided little room for the S&P 500® Index to move during the two-week duration of a typical trade.

Despite this rather tight positioning, the options overlay strategy was able to contribute in excess of 3% (gross of fees) to Fund returns for the fiscal year. This success reflected the relatively low number of “gap” moves during the year. Large, sudden moves in the S&P 500® Index can lead to losses for the strategy, as we saw early in the prior fiscal year. A market that steadily grinds higher, as we have seen for much of 2017, provides a relatively accommodative environment for the options overlay strategy.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

There can be no assurance that the Fund will achieve its investment objective.

The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investments. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.

For information regarding the indexes and certain key investment terms see the Key Investment Terms starting on page 7.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

NOVEMBER 30, 2017

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Call/Put Spreads: Buying and selling call and put option spreads on the SPX Index risks the loss of the premium when buying and may increase downside losses.

Market Price/NAV: At the time of purchase and/or sale, an investor’s shares may have a market price that is above or below the fund’s NAV, which may increase the investor’s risk of loss.

For information regarding the indexes and certain key investment terms see the Key Investment Terms starting on page 7.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

(Unaudited)

NOVEMBER 30, 2017

The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments net of written options at November 30, 2017.

Asset Allocation

Corporate Bonds and Notes		58%
Energy	16%
Financials	14
Materials	7
Total of all others	21
Foreign Government Securities		18
Loan Agreements		9
Mortgage-Backed Securities		9
Asset-Backed Securities		5
Preferred Stocks		1
Other (includes short-term investment)		— *

Total		100%

*	Amount is less than 0.5%.

Country Weightings

United States	49%
Mexico	6
Argentina	4
Brazil	3
Colombia	3
Netherlands	3
Russia	2
Other	30

Total	100%

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

KEY INVESTMENT TERMS (Unaudited)

NOVEMBER 30, 2017

Bloomberg Barclays Global Aggregate Bond Index

The Bloomberg Barclays Global Aggregate Bond Index is a market-weighted index of global government, government-related agencies, corporate and securitized fixed income investments.

The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Chicago Board Options Exchange Volatility Index® (“CBOE VIX®”)

The CBOE VIX® shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The CBOE VIX® is a widely used measure of market risk and is often referred to as the “investor fear gauge.” The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Exchange-Traded Funds (“ETF”)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 Branches, and all national and state banks that are part of the system.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—0.6%
U.S. Treasury Note 2.250%, 8/15/27	$1,200		$1,181
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $1,210)			1,181
MUNICIPAL BONDS—0.8%
California—0.4%
State of California Build America Bond Taxable 7.500%, 4/1/34	570		836

Illinois—0.4%
State of Illinois Build America Bond Taxable 6.900%, 3/1/35	700		778
TOTAL MUNICIPAL BONDS (Identified Cost $1,486)			1,614
FOREIGN GOVERNMENT SECURITIES—24.0%
Argentine Republic 5.625%, 1/26/22	520		546
7.500%, 4/22/26	1,895		2,142
6.875%, 1/26/27	545		596
Series NY, 8.280%, 12/31/33	1,269		1,480
7.125%, 7/6/36	780		844
7.625%, 4/22/46	590		661
Bermuda RegS 4.854%, 2/6/24(4)	700		764
Bolivarian Republic of Venezuela RegS 7.650%, 4/21/25(4)(12)	1,380		314
Brazil Notas do Tesouro Nacional Series F 10.000%, 1/1/25	940	BRL	295
Dominican Republic 144A, 6.875%, 1/29/26(3)	155		177
144A, 6.850%, 1/27/45(3)	800		898
Federative Republic of Brazil 12.500%, 1/5/22	2,185	BRL	759
Treasury Note Series F, 10.000%, 1/1/23	2,560	BRL	816
8.500%, 1/5/24	665	BRL	207

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Treasury Note Series F, 10.000%, 1/1/25	1,960	BRL	$615
10.250%, 1/10/28	2,710	BRL	901
5.625%, 1/7/41	$725		739
Islamic Republic of Pakistan 144A 8.250%, 4/15/24(3)	600		657
Kingdom of Bahrain 144A 7.000%, 10/12/28(3)	795		799
Kingdom of Jordan 144A 5.750%, 1/31/27(3)	1,085		1,074
Kingdom of Morocco 144A 5.500%, 12/11/42(3)	800		899
Mongolia RegS 5.125%, 12/5/22(4)	800		788
Pakistan Government International Bond 144A 6.875%, 12/5/27(3)	950		952
Provincia de Buenos Aires 144A, 9.125%, 3/16/24(3)	730		850
144A, 7.875%, 6/15/27(3)	1,165		1,304
Republic of Armenia 144A 7.150%, 3/26/25(3)	700		789
Republic of Chile 5.500%, 8/5/20	547,000	CLP	887
Republic of Colombia
Treasury Note, Series B, 11.250%, 10/24/18	998,500	COP	352
4.375%, 3/21/23	1,588,000	COP	497
3.875%, 4/25/27	805		817
9.850%, 6/28/27	1,741,000	COP	724
Republic of Costa Rica 144A, 7.000%, 4/4/44(3)	800		831
RegS, 7.000%, 4/4/44(4)	1,000		1,038
Republic of Ecuador, 144A 8.875%, 10/23/27(3)	255		271
Republic of El Salvador 144A 6.375%, 1/18/27(3)	1,320		1,310
Republic of Ghana 144A 10.750%, 10/14/30(3)	655		885
Republic of Indonesia
Series FR63, 5.625%, 5/15/23	7,482,000	IDR	536

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Series FR70, 8.375%, 3/15/24	7,827,000	IDR	$637
Series FR56, 8.375%, 9/15/26	5,996,000	IDR	496
144A, 5.250%, 1/17/42(3)	$850		947
Republic of Iraq RegS 5.800%, 1/15/28(4)	890		853
Republic of Kazakhstan 144A 5.125%, 7/21/25(3)	260		290
Republic of South Africa
Series R208, 6.750%, 3/31/21	9,915	ZAR	690
4.875%, 4/14/26	370		370
4.300%, 10/12/28	1,885		1,771
Republic of Turkey 6.250%, 9/26/22	340		367
7.375%, 2/5/25	420		478
4.875%, 10/9/26	2,185		2,127
4.875%, 4/16/43	935		802
Republic of Uruguay 5.100%, 6/18/50	500		550
Russian Federation 144A, 7.850%, 3/10/18(3)	55,000	RUB	942
Series 6216, 6.700%, 5/15/19	48,000	RUB	817
7.000%, 8/16/23	38,420	RUB	648
Sultanate of Oman 144A 4.750%, 6/15/26(3)	1,280		1,251
Ukraine 144A, 7.750%, 9/1/22(3)	790		840
144A, 7.750%, 9/1/26(3)	730		756
United Mexican States
Series M, 6.500%, 6/9/22	9,038	MXN	473
4.150%, 3/28/27	520		544
4.750%, 3/8/44	506		517
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $46,534)			46,180
MORTGAGE-BACKED SECURITIES—11.7%
Agency—5.0%
FHLMC 3.500%, 4/1/46	360		369
FNMA 3.500%, 11/1/42(11)	533		548
3.500%, 9/1/45(11)	1,757		1,802

	PAR VALUE	VALUE
Agency (continued)
3.000%, 12/1/45(11)	$1,875	$1,870
3.500%, 12/1/45(11)	1,084	1,112
3.500%, 12/1/45(11)	483	495
3.500%, 1/1/46(11)	660	677
3.000%, 5/1/46(11)	565	563
3.500%, 4/1/47(11)	1,684	1,727
4.000%, 4/1/47	465	487

		9,650

Non-Agency—6.7%
American Homes 4 Rent Trust Series 2014-SFR2, Cl C 144A 4.705%, 10/17/36(3)	770	819
Ameriquest Mortgage Securities, Inc. Pass-Through Certificates Series 2003-AR3, Cl M4, (5.850% minus 1 month LIBOR) 4.030%, 6/25/33(2)	814	809
AMSR Trust Series 2016-SFR1, Cl D 144A, (1 month LIBOR + 2.400%) 3.650%, 11/17/33(2)(3)	665	671
Bank of America (Merrill Lynch) Commercial Mortgage Securities Trust Series 2015-200P, Cl A 144A 3.218%, 4/14/33(3)	580	586
Bayview Opportunity Master Fund IVa Trust Series 2016-SPL1, Cl B1 144A, 4.250%, 4/28/55(3)	540	558
Series 2017-SLP5, Cl B1 144A, 4.000%, 6/28/57(2)(3)	130	137
Bayview Opportunity Master Fund IVb Trust Series 2016-SPL2, Cl B1 144A 4.250%, 6/28/53(2)(3)	385	398
Caesars Palace Las Vegas Trust 17-VICI, C 144A 4.138%, 10/15/34(3)	425	437

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
CIT Home Equity Loan Trust Series 2003-1, Cl A5 5.480%, 7/20/34	$1,035	$1,054
Credit Suisse Commercial Mortgage-Backed Trust Series 2006-08, Cl 3A1 6.000%, 10/25/21	187	177
GAHR Commercial Mortgage Trust Series 2015-NRF, Cl CFX 144A 3.495%, 12/15/34(2)(3)	525	529
GSAA Home Equity Trust Series 2005-12, Cl AF3W 4.999%, 9/25/35(2)	330	333
Home Equity Loan Trust Series 2007-HSA3, Cl AI4 6.110%, 6/25/37(2)	763	765
JPMorgan Chase Commercial Mortgage Securities Trust Series 2007-LDPX, Cl AM 5.464%, 1/15/49(2)	112	113
JPMorgan Chase Mortgage Trust Series 2014-5, Cl B2 144A 3.005%, 10/25/29(2)(3)	252	245
JPMorgan Mortgage Trust 17-5, A1 144A 3.188%, 12/15/47(2)(3)	647	654
New Residential Mortgage Loan Trust Series 2016-4A, Cl B1A 144A 4.500%, 11/25/56(2)(3)	550	583
One Market Plaza Trust Series 2017-1MKT, Cl A 144A 3.614%, 2/10/32(3)	520	537

	PAR VALUE	VALUE
Non-Agency (continued)
Pretium Mortgage Credit Partners LLC 17-NPL5, A1 3.327%, 12/30/32	$265	$265
Towd Point Mortgage Trust
Series 2015-6, Cl M1 144A, 3.750%, 4/25/55(2)(3)	275	286
Series 2017-1, Cl M1 144A, 3.750%, 10/25/56(2)(3)	265	270
Series 2015-2, Cl 1M1 144A, 3.250%, 11/25/60(2)(3)	1,665	1,693
VSD Series 2017-PLT1, Cl A 3.600%, 12/25/43	243	243
Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Cl B 3.719%, 4/15/50	690	691

		12,853
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $22,413)		22,503
ASSET-BACKED SECURITIES—6.6%
Aqua Finance Trust 2017-A, A 144A 3.720%, 11/15/35(3)	785	783
Carnow Auto Receivables Trust Series 2016-1A, Cl D 144A 7.340%, 11/15/21(3)	640	646
CKE Restaurant Holdings, Inc. Series 2013-1A, Cl A2 144A 4.474%, 3/20/43(3)	1,357	1,363
DB Master Finance LLC Series 2017-1A, Cl A2I 144A 3.629%, 11/20/47(3)	660	666
Diamond Resorts Owner Trust Series 2017-1A, Cl A 144A 3.270%, 10/22/29(3)	648	644
Drive Auto Receivables Trust Series 2017-2, Cl C 2.750%, 9/15/23	790	792

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Drug Royalty III LP 1 Series 2016-1A, Cl A 144A 3.979%, 4/15/27(3)	$646	$646
Exeter Automobile Receivables Trust Series 2014-3A, Cl D 144A 5.690%, 4/15/21(3)	790	812
First Investors Auto Owner Trust Series 2015-2A, Cl E 144A 5.590%, 11/15/22(3)	800	803
Flagship Credit Auto Trust Series 2016-3, Cl D 144A 3.890%, 11/15/22(3)	785	786
GLS Auto Receivables Trust Series 2017-1A, Cl C 144A 3.500%, 7/15/22(3)	790	790
HOA Funding LLC Series 2014-1A, Cl A2 144A 4.846%, 8/20/44(3)	743	725
Prosper Marketplace Issuance Trust Series 2017-2A, Cl B 144A 3.480%, 9/15/23(3)	1,060	1,065
Santander Drive Auto Receivables Trust Series 2017-2, Cl D 3.490%, 7/17/23	790	798
TGIF Funding LLC Series 2017-1A, Cl A2 144A 6.202%, 4/30/47(3)	648	659
Wendy’s Funding LLC Series 2015-1A, Cl A2II 144A 4.080%, 6/15/45(3)	769	786
TOTAL ASSET-BACKED SECURITIES (Identified Cost $12,706)		12,764
CORPORATE BONDS AND NOTES—77.7%
Consumer Discretionary—7.9%
Altice Luxembourg S.A. 144A 7.625%, 2/15/25(3)	590	538
Beazer Homes USA, Inc. 6.750%, 3/15/25	240	253
144A, 5.875%, 10/15/27(3)	450	451

	PAR VALUE		VALUE
Consumer Discretionary (continued)
Caesars Entertainment Resort Properties LLC 8.000%, 10/1/20	$500		$511
Caesars Growth Properties Holdings LLC 9.375%, 5/1/22	905		972
CalAtlantic Group, Inc. 5.250%, 6/1/26	275		289
5.000%, 6/15/27	420		435
Charter Communications Operating LLC 4.908%, 7/23/25	655		692
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	405		401
Discovery Communications LLC 3.950%, 3/20/28	775		758
DISH DBS Corp. 7.750%, 7/1/26	410		442
Eldorado Resorts, Inc. 6.000%, 4/1/25	105		111
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(3)	555		599
Grupo Televisa SAB 4.625%, 1/30/26	525		557
7.250%, 5/14/43	8,000	MXN	328
iHeartCommunications, Inc. 9.000%, 12/15/19	315		234
L Brands, Inc. 6.875%, 11/1/35	448		452
Laureate Education, Inc. 144A 8.250%, 5/1/25(3)	155		164
Lear Corp. 3.800%, 9/15/27	785		784
Lennar Corp. 144A 4.750%, 11/29/27(3)	785		803
M/I Homes, Inc. 5.625%, 8/1/25	545		553
McGraw-Hill Global Education Holdings LLC 144A 7.875%, 5/15/24(3)	525		524
MDC Holdings, Inc. 5.500%, 1/15/24	680		717

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Consumer Discretionary (continued)
PetSmart, Inc. 144A 8.875%, 6/1/25(3)	$350	$263
QVC, Inc. 5.125%, 7/2/22	690	733
Scientific Games International, Inc. 144A 5.000%, 10/15/25(3)	395	399
SFR Group S.A. 144A 7.375%, 5/1/26(3)	490	494
TRI Pointe Group, Inc. 5.875%, 6/15/24	640	687
Vista Outdoor, Inc. 5.875%, 10/1/23	655	642
Williams Scotsman International, Inc. 144A 7.875%, 12/15/22(3)	130	135
Ziggo Bond Finance BV 144A 6.000%, 1/15/27(3)	300	295

		15,216

Consumer Staples—1.6%
BAT Capital Corp. 144A 3.557%, 8/15/27(3)	535	534
Cumberland Farms, Inc. 144A 6.750%, 5/1/25(3)	310	328
MARB BondCo plc 144A 7.000%, 3/15/24(3)	795	809
Rite Aid Corp. 144A 6.125%, 4/1/23(3)	585	541
Safeway, Inc. 7.250%, 2/1/31	655	547
Tops Holding LLC 144A 8.000%, 6/15/22(3)	575	328

		3,087

Energy—21.8%
Afren plc
144A, 10.250%, 4/8/19(3)(10)(18)	635	—	(16)
144A, 6.625%, 12/9/20(3)(10)(18)	732	—	(16)
Alliance Resource Operating Partners LP 144A 7.500%, 5/1/25(3)	641	681
Alta Mesa Holdings LP 7.875%, 12/15/24	380	419

	PAR VALUE	VALUE
Energy (continued)
American Midstream Partners LP 144A 8.500%, 12/15/21(3)	$315	$329
Anadarko Petroleum Corp. 6.600%, 3/15/46	390	489
Blue Racer Midstream LLC 144A 6.125%, 11/15/22(3)	295	306
Callon Petroleum Co. 6.125%, 10/1/24	595	613
Carrizo Oil & Gas, Inc. 6.250%, 4/15/23	565	578
Cheniere Corpus Christi Holdings LLC 7.000%, 6/30/24	605	687
Chesapeake Energy Corp. 144A 8.000%, 6/15/27(3)	670	642
Continental Resources, Inc. 4.500%, 4/15/23	260	265
Denbury Resources, Inc. 5.500%, 5/1/22	300	195
Ecopetrol S.A. 5.875%, 9/18/23	535	597
5.375%, 6/26/26	1,610	1,734
Encana Corp. 8.125%, 9/15/30	280	375
Energy Transfer Equity LP 4.250%, 3/15/23	350	353
EP Energy LLC 9.375%, 5/1/20	255	189
144A, 8.000%, 11/29/24(3)	440	440
Fermaca Enterprises S de RL de CV 144A 6.375%, 3/30/38(3)(11)	1,299	1,397
FTS International, Inc. 6.250%, 5/1/22	620	600
Gazprom OAO 144A 4.950%, 2/6/28(3)(7)	1,300	1,348
Geopark Ltd. 144A 6.500%, 9/21/24(3)	795	814
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	405	427
KazMunayGas National Co JSC 144A 4.750%, 4/19/27(3)	1,015	1,058

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Energy (continued)
Kinder Morgan, Inc. 7.750%, 1/15/32(11)	$980	$1,256
Lukoil International Finance BV 144A, 6.125%, 11/9/20(3)(7)	1,100	1,195
144A, 4.563%, 4/24/23(3)	400	416
Matador Resources Co. 6.875%, 4/15/23	795	839
MEG Energy Corp. 144A 6.500%, 1/15/25(3)	370	363
Nabors Industries, Inc. 5.500%, 1/15/23	395	382
NuStar Logistics LP 5.625%, 4/28/27	340	343
Oasis Petroleum, Inc. 6.875%, 1/15/23	635	647
Odebrecht Offshore Drilling Finance Ltd. 144A 6.750%, 10/1/22(3)(10)	1,265	440
Parker Drilling Co. 6.750%, 7/15/22	350	283
Peabody Energy Corp. 144A 6.375%, 3/31/25(3)	740	761
Pertamina Persero PT 144A, 6.000%, 5/3/42(3)(11)	1,200	1,363
144A, 5.625%, 5/20/43(3)	410	446
Petrobras Global Finance BV 144A, 5.299%, 1/27/25(3)	395	395
7.375%, 1/17/27	1,590	1,752
144A, 5.999%, 1/27/28(3)	414	417
6.750%, 1/27/41	1,800	1,807
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(3)(12)	1,820	414
Petroleos Mexicanos 4.875%, 1/24/22	250	261
4.250%, 1/15/25	700	697
6.875%, 8/4/26	700	797
144A, 6.500%, 3/13/27(3)	360	397
6.500%, 6/2/41	1,360	1,417
6.375%, 1/23/45	800	816
144A, 6.750%, 9/21/47(3)	650	687
PTTEP Treasury Center Co., Ltd. 144A 4.875%(3)(5)	383	389

	PAR VALUE		VALUE
Energy (continued)
QEP Resources, Inc. 5.625%, 3/1/26	$85		$86
Range Resources Corp. 4.875%, 5/15/25	665		648
RSP Permian, Inc. 5.250%, 1/15/25	750		765
SESI LLC 144A 7.750%, 9/15/24(3)	520		536
Southern Gas Corridor CJSC 144A 6.875%, 3/24/26(3)	655		740
State Oil Co. of the Azerbaijan Republic 6.950%, 3/18/30	780		859
TerraForm Power Operating LLC 144A 5.000%, 1/31/28(3)	550		552
Transocean, Inc. 144A, 9.000%, 7/15/23(3)	355		383
6.800%, 3/15/38	215		172
Transportadora de Gas del Peru SA 144A 4.250%, 4/30/28(3)	1,350		1,394
Ultra Resources, Inc. 144A, 6.875%, 4/15/22(3)	30		30
144A, 7.125%, 4/15/25(3)	151		151
Vine Oil & Gas LP 144A 8.750%, 4/15/23(3)	530		522
Weatherford International Ltd. 9.875%, 2/15/24	215		226
YPF S.A. 144A, 8.500%, 3/23/21(3)	510		577
144A, 6.950%, 7/21/27(3)	835		892

			42,049

Financials—18.3%
Acrisure LLC 144A 7.000%, 11/15/25(3)	770		759
Africa Finance Corp. 144A 4.375%, 4/29/20(3)	800		823
Akbank TAS 144A 7.500%, 2/5/18(3)	1,900	TRY	479
Allstate Corp. (The) 5.750%, 8/15/53(6)	1,710		1,864
Apollo Management Holdings LP 144A 4.000%, 5/30/24(3)	785		805

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE		VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Ares Finance Co., LLC 144A 4.000%, 10/8/24(3)	$830		$793
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(3)	755		786
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 6.500%, 3/10/21(3)(11)	1,750		1,915
Banco de Bogota S.A. 144A 6.250%, 5/12/26(3)	760		824
Banco de Credito del Peru 144A 6.125%, 4/24/27(3)(11)	1,225		1,354
Banco de Credito e Inversiones 144A 3.500%, 10/12/27(3)	1,335		1,306
Banco Internacional del Peru SAA Interbank 144A 6.625%, 3/19/29(3)	1,260		1,424
Banco Nacional de Comercio Exterior SNC 144A 4.375%, 10/14/25(3)	510		529
Banco Santander Chile 144A 3.875%, 9/20/22(3)(11)	900		940
Bancolombia S.A. 5.125%, 9/11/22	1,220		1,275
Bank of China Hong Kong Ltd. 144A 5.550%, 2/11/20(3)	780		824
Bonos del Banco Central de Chile En Pesos 4.500%, 6/1/20	310,000	CLP	501
Brighthouse Financial, Inc. 144A 3.700%, 6/22/27(3)	660		642
Compass Bank 3.875%, 4/10/25	945		945
Development Bank of Kazakhstan JSC 144A 4.125%, 12/10/22(3)	845		868
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)(11)	925		956
Eurasian Development Bank 144A 4.767%, 9/20/22(3)	1,600		1,689
FS Investment Corp. 4.750%, 5/15/22	225		232

	PAR VALUE	VALUE
Financials (continued)
GrupoSura Finance S.A. 144A 5.500%, 4/29/26(3)	$755	$819
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	1,303	1,340
ING Groep N.V. 6.000%(5)(6)	815	845
Jefferies Group LLC 4.850%, 1/15/27	180	189
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	800	909
Kazakhstan Temir Zholy National Co. JSC 144A 4.850%, 11/17/27(3)	1,105	1,122
Macquarie Group Ltd. 144A 6.250%, 1/14/21(3)	325	358
Navient Corp. 6.750%, 6/25/25	555	572
Nuveen Finance LLC 144A 4.125%, 11/1/24(3)	985	1,037
OM Asset Management plc 4.800%, 7/27/26	675	698
Santander Holdings USA, Inc. 144A 4.400%, 7/13/27(3)	660	672
Sberbank of Russia 144A 5.500%, 2/26/24(3)(7)	650	664
TC Ziraat Bankasi AS 144A 5.125%, 5/3/22(3)	600	593
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(3)	640	647
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(3)	435	437
Turkiye Vakiflar Bankasi TAO 144A 5.625%, 5/30/22(3)	855	846
Ukreximbank Via Biz Finance plc 144A 9.625%, 4/27/22(3)	870	941
VICI Properties 1 LLC , (3 month LIBOR + 3.500%) 4.847%, 10/15/22(2)	20	20

		35,242

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Health Care—2.5%
Avantor, Inc. 144A 6.000%, 10/1/24(3)	$305	$306
Becton Dickinson & Co. 3.700%, 6/6/27	815	812
Community Health Systems, Inc. 6.250%, 3/31/23	100	93
Concordia International Corp. 144A 9.000%, 4/1/22(3)	160	134
DJO Finco, Inc. 144A 8.125%, 6/15/21(3)	265	251
Eagle Holding Co. II, LLC PIK Interest Capitalization, 144A 7.625%, 5/15/22(3)(13)	370	375
Polaris Intermediate Corp. PIK Interest Capitalization, 144A 8.500%, 12/1/22(3)(13)	75	78
SP Finco LLC 144A 6.750%, 7/1/25(3)	95	86
Surgery Center Holdings, Inc. 144A 8.875%, 4/15/21(3)	495	499
Tenet Healthcare Corp. 8.125%, 4/1/22	145	144
144A, 5.125%, 5/1/25(3)	210	203
144A, 7.000%, 8/1/25(3)	710	644
Valeant Pharmaceuticals International, Inc. 144A, 6.375%, 10/15/20(3)	426	426
144A, 6.500%, 3/15/22(3)	55	58
144A, 5.875%, 5/15/23(3)	80	70
144A, 7.000%, 3/15/24(3)	65	70
144A, 5.500%, 11/1/25(3)	640	646

		4,895

Industrials—5.5%
Alfa SAB de CV 144A 5.250%, 3/25/24(3)	1,810	1,914
America West Airlines Pass-Through-Trust Series 2001-1, Cl G 7.100%, 4/2/21	919	1,002

	PAR VALUE	VALUE
Industrials (continued)
Bombardier, Inc. 144A 6.125%, 1/15/23(3)	$685	$673
DP World Ltd. 144A 6.850%, 7/2/37(3)	1,000	1,234
GrafTech International Ltd. 6.375%, 11/15/20	680	678
JBS Investments GmbH 144A 7.250%, 4/3/24(3)	725	719
JSL Europe S.A. 144A 7.750%, 7/26/24(3)	815	864
Latam Finance Ltd. 144A 6.875%, 4/11/24(3)	785	827
New Enterprise Stone & Lime Co., Inc. 144A 10.125%, 4/1/22(3)	45	49
Pitney Bowes, Inc. 4.125%, 5/15/22	757	704
Prime Security Services Borrower LLC 144A 9.250%, 5/15/23(3)	265	292
SCF Capital Designated Activity Co. 144A 5.375%, 6/16/23(3)	430	446
Standard Industries, Inc. 144A 5.500%, 2/15/23(3)	190	200
Transnet SOC Ltd. 144A 4.000%, 7/26/22(3)	1,000	971

		10,573

Information Technology—2.9%
Arrow Electronics, Inc. 3.875%, 1/12/28	670	668
Blackboard, Inc. 144A 9.750%, 10/15/21(3)	436	395
Citrix Systems, Inc. 4.500%, 12/1/27	630	636
Dell International LLC 144A, 5.450%, 6/15/23(3)	135	146
144A, 8.100%, 7/15/36(3)	255	315
Match Group, Inc. 144A 5.000%, 12/15/27(3)	280	282
Rackspace Hosting, Inc. 144A 8.625%, 11/15/24(3)	950	1,019
Radiate Holdco LLC 144A 6.625%, 2/15/25(3)	765	732
ViaSat, Inc. 144A 5.625%, 9/15/25(3)	660	667

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Information Technology (continued)
VMware, Inc. 3.900%, 8/21/27	$627	$627

		5,487

Materials—8.9%
AK Steel Corp. 7.500%, 7/15/23	340	369
7.000%, 3/15/27	510	505
Aleris International, Inc. 144A 9.500%, 4/1/21(3)	420	442
Alpek SAB de C.V. 144A 5.375%, 8/8/23(3)	1,000	1,060
Anglo American Capital plc 144A 4.000%, 9/11/27(3)	970	953
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(3)(6)	635	745
Equate Petrochemical BV 144A 4.250%, 11/3/26(3)	790	806
Fibria Overseas Finance Ltd. 4.000%, 1/14/25	1,085	1,077
FMG Resources August 2006 Pty Ltd. 144A 9.750%, 3/1/22(3)	510	567
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(3)	534	575
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)	1,000	1,036
James Hardie International Finance DAC 144A 5.000%, 1/15/28(3)	200	203
Kraton Polymers LLC 144A 7.000%, 4/15/25(3)	895	964
NOVA Chemicals Corp. 144A, 4.875%, 6/1/24(3)	295	298
144A, 5.000%, 5/1/25(3)	610	615
OCP SA 144A 5.625%, 4/25/24(3)	1,500	1,601
Rusal Capital DAC 144A 5.125%, 2/2/22(3)	910	931
Severstal OAO 144A 5.900%, 10/17/22(3)(7)	1,100	1,221

	PAR VALUE		VALUE
Materials (continued)
Standard Industries, Inc. 144A 6.000%, 10/15/25(3)	$410		$442
Vale Overseas Ltd. 5.875%, 6/10/21	585		641
6.250%, 8/10/26	400		464
Vedanta Resources plc 144A 6.125%, 8/9/24(3)	815		834
Venator Finance S.a.r.l. 144A 5.750%, 7/15/25(3)	130		137
Yamana Gold, Inc. 144A 4.625%, 12/15/27(3)	680		679

			17,165

Real Estate—2.2%
EPR Properties 4.750%, 12/15/26	260		268
4.500%, 6/1/27	395		398
Greystar Real Estate Partners LLC 144A 5.750%, 12/1/25(3)	235		242
Hospitality Properties Trust 4.500%, 3/15/25	745		773
MPT Operating Partnership LP 5.500%, 5/1/24	145		153
5.000%, 10/15/27	295		308
Physicians Realty LP 4.300%, 3/15/27	655		665
Select Income REIT 4.500%, 2/1/25	690		699
Uniti Group, Inc. 144A 7.125%, 12/15/24(3)	770		699

			4,205

Telecommunication Services—3.6%
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	8,000	MXN	400
AT&T, Inc. 3.900%, 8/14/27	830		824
Axtel SAB de C.V. 144A 6.375%, 11/14/24(3)	800		812
Bharti Airtel International Netherlands BV 144A 5.125%, 3/11/23(3)(11)	830		883

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Telecommunication Services (continued)
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	$720	$694
Frontier Communications Corp. 6.250%, 9/15/21	330	244
10.500%, 9/15/22	545	432
GTH Finance BV 144A 7.250%, 4/26/23(3)	600	681
Qwest Corp. 7.250%, 9/15/25	345	368
Telenet Finance Luxembourg Notes S.a.r.l. 144A 5.500%, 3/1/28(3)	1,000	998
West Corp. 144A 8.500%, 10/15/25(3)	170	165
Windstream Services LLC 144A 8.625%, 10/31/25(3)	350	340

		6,841

Utilities—2.5%
AmeriGas Partners LP 5.500%, 5/20/25	295	299
Dynegy, Inc. 7.375%, 11/1/22	580	620
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(3)	200	200
Ferrellgas Partners LP 8.625%, 6/15/20	125	111
6.750%, 6/15/23	645	598
Israel Electric Corp Ltd. 144A 6.875%, 6/21/23(3)	725	849
Lamar Funding Ltd. 144A 3.958%, 5/7/25(3)	715	664
State Grid Overseas Investment 2014 Ltd. 144A 4.125%, 5/7/24(3)	620	655
Talen Energy Supply LLC 144A 4.625%, 7/15/19(3)	93	96
TerraForm Power Operating LLC 144A 6.375%, 2/1/23(3)	750	791

		4,883
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $149,863)		149,643

	PAR VALUE	VALUE
LOAN AGREEMENTS(2)—12.3%
Consumer Discretionary—2.5%
Advantage Sales & Marketing, Inc.
Tranche B-2, First Lien, (3 month LIBOR + 3.250%) 4.630%, 7/23/21	$274	$266
Second Lien, (3 month LIBOR + 6.500%) 7.878%, 7/25/22	560	489
Bass Pro Group LLC, (1 month LIBOR + 5.000%) 6.350%, 9/25/24	395	386
Caesars Entertainment Operating Co. LLC Tranche B, (1 month LIBOR + 2.500%) 3.850%, 10/7/24	155	155
Caesars Entertainment Resort Properties LLC Tranche B, First Lien, (1 month LIBOR + 3.500%) 4.850%, 10/11/20	523	523
Caesars Growth Properties Holdings LLC 2017, First Lien, (1 month LIBOR + 2.750%) 4.100%, 5/8/21	305	305
Gateway Casinos & Entertainment Ltd. Tranche B-1, (3 month LIBOR + 3.750%) 5.083%, 2/22/23	115	116
Global Appliance, Inc. (Sharkninja Operating LLC) Tranche B, (3 month LIBOR + 4.000%) 5.340%, 9/29/24	450	451
Hoya Midco LLC First Lien, (1 month LIBOR + 4.000%) 5.350%, 6/30/24	185	184

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Consumer Discretionary (continued)
Laureate Education, Inc. 2024, (1 month LIBOR + 4.500%) 5.850%, 4/26/24	$520	$524
Playa Resorts Holding B.V., (3 month LIBOR + 3.000%) 4.340%, 4/29/24	420	421
Seminole Tribe of Florida Tranche B, (1 month LIBOR + 2.000%) 3.242%, 7/8/24	415	417
UFC Holdings LLC First Lien, (1 month LIBOR + 3.250%) 4.580%, 8/18/23	344	346
VICI Properties 1 LLC Tranche B-1, (1 month LIBOR + 3.500%) 4.750%, 10/15/22	124	124

		4,707

Consumer Staples—1.0%
Albertson’s LLC 2017-1, Tranche B-5, (3 month LIBOR + 3.000%) 4.330%, 12/21/22	512	497
Chobani LLC First Lien, (1 month LIBOR + 3.500%) 4.742%, 10/10/23	260	263
JBS USA Lux S.A., (1 month LIBOR + 2.500%) 3.764%, 10/30/22	174	170
Milk Specialties Co., (3 month LIBOR + 4.000%) 5.333%, 8/16/23	325	326
Parfums Holdings Co., Inc. First Lien, (3 month LIBOR + 4.750%) 6.083%, 6/30/24	259	262

	PAR VALUE	VALUE
Consumer Staples (continued)
TKC Holdings, Inc. First Lien, (2 month LIBOR + 4.250%) 5.636%, 2/1/23	$363	$367

		1,885

Energy—0.8%
California Resources Corp., (1 month LIBOR + 10.375%) 11.658%, 12/31/21	360	389
Chesapeake Energy Corp. Tranche A, (3 month LIBOR + 7.500%) 8.954%, 8/23/21	106	113
Contura Energy, Inc., (2 month LIBOR + 5.000%) 6.350%, 3/18/24	252	247
Traverse Midstream Partners LLC, (3 month LIBOR + 4.000%) 5.330%, 9/27/24	375	378
Ultra Resources, Inc., (3 month LIBOR + 3.000%) 4.413%, 4/12/24	350	349

		1,476

Financials—1.2%
Asurion LLC Tranche B-2, Second Lien, (1 month LIBOR + 6.000%) 7.350%, 8/4/25	819	839
FinCo I LLC, (1 month LIBOR + 2.750%) 2.750%, 7/14/22	150	152
iStar, Inc., (1 month LIBOR + 3.000%) 4.265%, 10/1/21	774	779
Walter Investment Management Corp. Tranche B, (1 month LIBOR + 3.750%) 5.100%, 12/18/20	503	468

		2,238

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Health Care—1.0%
21st Century Oncology Holdings, Inc. Tranche B, (3 month LIBOR + 6.125%) 7.465%, 4/30/22(12)	$161	$151
CHG Healthcare Services, Inc. First Lien, (3 month LIBOR + 3.250%) 4.597%, 6/7/23	373	375
Envision Healthcare Corp., (1 month LIBOR + 3.000%) 4.350%, 12/1/23	87	87
HLF Financing S.a.r.l. Senior Lien, (1 month LIBOR + 5.500%) 6.850%, 2/15/23	178	177
MMM Holdings, Inc., (3 month LIBOR + 8.750%) 10.250%, 6/30/19	160	153
MPH Acquisition Holdings LLC, (3 month LIBOR + 3.000%) 4.333%, 6/7/23	170	170
MSO of Puerto Rico, Inc., (3 month LIBOR + 8.750%) 10.250%, 6/30/19	116	112
NVA Holdings, Inc. Second Lien, (3 month LIBOR + 7.000%) 8.333%, 8/14/22	67	68
PharMerica Corp. Second Lien, (3 month LIBOR + 7.750%) 0.000%, 9/26/25(8)	55	55
Quorum Health Corp., (3 month LIBOR + 6.750%) 8.100%, 4/29/22	334	336
U.S. Renal Care, Inc. First Lien, (3 month LIBOR + 4.250%) 5.583%, 12/30/22	269	262

		1,946

	PAR VALUE	VALUE
Industrials—1.5%
84 Lumber Co. Tranche B-1, (1 month LIBOR + 5.750%) 6.537%, 10/25/23	$371	$374
Accudyne Industries LLC, (3 month LIBOR + 3.750%) 5.083%, 8/18/24	75	75
Hayward Industries, Inc. First Lien, (1 month LIBOR + 3.500%) 4.850%, 8/5/24	80	80
Navistar, Inc. Tranche B, (3 month LIBOR + 3.500%) 4.750%, 11/6/24	490	491
PAE Holding Corp. First Lien, (1 month LIBOR + 5.500%) 6.850%, 10/20/22	234	236
Red Ventures LLC First Lien, (3 month LIBOR + 4.000%) 5.335%, 11/8/24	535	532
Sedgwick Claims Management Services, Inc. Second Lien, (3 month LIBOR + 5.750%) 7.229%, 2/28/22	570	575
TransDigm, Inc. Tranche G, (3 month LIBOR + 3.000%) 4.341%, 8/22/24	274	276
Zodiac Pool Solutions LLC Tranche B-1, First Lien, (3 month LIBOR + 4.000%) 5.333%, 12/20/23	179	179

		2,818

Information Technology—1.1%
Applied Systems, Inc. Second Lien, (3 month LIBOR + 7.000%) 8.324%, 9/19/25	70	72

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Information Technology (continued)
Blackboard, Inc. Tranche B-4, First Lien, (3 month LIBOR + 5.000%) 6.354%, 6/30/21	$146	$142
Everi Payments, Inc. Tranche B, (1 month LIBOR + 4.500%) 4.914%, 5/9/24	185	186
Intralinks, Inc. First Lien, (3 month LIBOR + 4.000%) 0.000%, 11/11/24(8)	235	234
Kronos, Inc. Second Lien, (3 month LIBOR + 8.250%) 9.627%, 11/1/24	166	171
NAB Holdings LLC, (3 month LIBOR + 3.500%) 4.583%, 7/1/24	229	231
Presidio LLC Tranche B, (3 month LIBOR + 3.250%) 4.590%, 2/2/22	527	531
Rackspace Hosting, Inc. 2017, Tranche B, First Lien, (3 month LIBOR + 3.000%) 4.353%, 11/3/23	133	135
Veritas US, Inc. Tranche B, (3 month LIBOR + 4.500%) 5.833%, 1/27/23	464	464

		2,166

Materials—1.2%
Anchor Glass Container Corp.
2017, First Lien, (3 month LIBOR + 2.750%) 4.048%, 12/7/23	160	160
Second Lien, (3 month LIBOR + 7.750%) 9.067%, 12/7/24	173	174

	PAR VALUE	VALUE
Materials (continued)
CPI Acquisition, Inc. First Lien, (3 month LIBOR + 4.500%) 5.962%, 8/17/22	$845	$601
IPS Acquisition LLC (Cypress Performance Group) First Lien, (3 month LIBOR + 3.250%) 4.584%, 11/7/24	50	50
KMG Chemicals, Inc., (1 month LIBOR + 4.250%) 5.600%, 6/15/24	74	75
MacDermid, Inc. Tranche B-7, (1 month LIBOR + 2.500%) 3.850%, 6/7/20	464	467
New Arclin U.S. Holding Corp. First Lien, (3 month LIBOR + 4.250%) 5.583%, 2/14/24	130	130
Omnova Solutions, Inc. Tranche B-2, (1 month LIBOR + 4.250%) 5.600%, 8/25/23	513	519
PQ Corp. Tranche B-1, (3 month LIBOR + 3.250%) 4.630%, 11/4/22	106	107

		2,283

Real Estate—0.1%
Capital Automotive LP Tranche B, Second Lien, (1 month LIBOR + 6.000%) 7.350%, 3/24/25	266	272

Telecommunication Services—0.5%
Digicel International Finance Ltd. Tranche-B, First Lien, (3 month LIBOR + 3.750%) 5.080%, 5/27/24	65	65

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Telecommunication Services (continued)
Securus Technologies Holdings, Inc.
First Lien, (1 month LIBOR + 4.500%) 5.850%, 11/1/24	$535	$540
Second Lien, (3 month LIBOR + 8.250%) 9.600%, 11/1/25	295	297
West Corp. Tranche B, (1 month LIBOR + 4.000%) 5.350%, 10/10/24	125	124

		1,026

Utilities—1.4%
APLP Holdings LP, (1 month LIBOR + 3.500%) 4.850%, 4/13/23	509	517
Dynegy, Inc. Tranche C-1, (1 month LIBOR + 3.250%) 4.600%, 2/7/24	624	627
Energy Future Intermediate Holding Co. LLC, (1 month LIBOR + 3.000%) 4.327%, 6/30/18	475	477
NRG Energy, Inc., (3 month LIBOR + 2.250%) 3.583%, 6/30/23	442	442
Talen Energy Supply LLC, (1 month LIBOR + 4.000%) 5.350%, 4/15/24	328	329
Vistra Operations Co. LLC
Tranche C, (1 month LIBOR + 2.750%) 4.084%, 8/4/23	66	66
(1 month LIBOR + 2.750%) 4.092%, 8/4/23	284	285

		2,743
TOTAL LOAN AGREEMENTS
(Identified Cost $23,631)		23,560

	SHARES		VALUE
PREFERRED STOCKS—2.0%
Financials—1.3%
JPMorgan Chase & Co. Series Z, 5.300%	160	(9)	$167
KeyCorp Series D, 5.000%	650	(9)	673
M&T Bank Corp. Series F, 5.125%	315	(9)	335
Zions Bancorp 6.950%	47,150		1,353

			2,528

Industrials—0.7%
General Electric Co. Series D, 5.000%	1,248	(9)	1,276
TOTAL PREFERRED STOCKS
(Identified Cost $3,476)			3,804
COMMON STOCKS—0.3%
Energy—0.1%
Frontera Energy Corp.(1)	3,851		112
Hercules Offshore, Inc.(1)(10)(14)	10,017		—	(16)
Sabine Oil & Gas LLC(1)(18)	457		21

			133

Financials—0.2%
VICI Properties, Inc.(1)	23,210		458
TOTAL COMMON STOCKS
(Identified Cost $1,208)			591
WARRANTS—0.0%
Sabine Oil & Gas LLC(1)(18)	258		1
Sabine Oil & Gas LLC(1)(18)	1,450		9
TOTAL WARRANTS
(Identified Cost $12)			10
TOTAL PURCHASED OPTIONS—0.2%
(see open purchased options schedule) (Premiums Paid $353)			326
TOTAL LONG TERM INVESTMENTS—136.2%
(Identified Cost $262,892)			262,176	(15)

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

SHARES		VALUE
SHORT-TERM INVESTMENT—0.1%
Money Market Mutual Fund—0.1%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 0.960%)(17)	268,928	$269
TOTAL SHORT-TERM INVESTMENT
(Identified Cost $269)		269
TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—136.3%
(Identified Cost $263,161)		262,445	(15)
TOTAL WRITTEN OPTIONS—(1.4)%
(see open written options schedule) (Premiums Received $792)		(2,761)
TOTAL INVESTMENTS NET OF WRITTEN OPTIONS—134.9%
(Identified Cost $262,369)		259,684
Other assets and liabilities, net—(34.9)%		(67,201)

NET ASSETS—100.0%		$192,483

Abbreviations:

FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”)
FNMA	Federal National Mortgage Association (“Fannie Mae”)
LIBOR	London Interbank Offered Rate
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Non-income producing.
(2)	Variable rate security. Rate disclosed is as of November 30, 2017. For loan agreements, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2017, these securities amounted to a value of $130,549 or 67.8% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	No contractual maturity date.
(6)	Interest payments may be deferred.
(7)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(8)	This loan will settle after November 30, 2017, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(9)	Value shown as par value.
(10)	Security in default, no interest payments are being received during the bankruptcy proceedings.
(11)	All or a portion of the security is segregated as collateral for written options.
(12)	Security in default, interest payments are being received during the bankruptcy proceedings.
(13)	100% of the income received was in cash.
(14)	Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(15)	All or a portion of the portfolio is segregated as collateral for borrowings.
(16)	Amounts are less than $500 (not reported in 000s).
(17)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.
(18)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located at the end of the Schedule of Investments.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

Open Purchased Options contracts as of November 30, 2017, were as follows:

Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
S&P 500® Index	104	$27,872	$2,680	12/1/2017	$3
S&P 500® Index	420	112,350	2,675	12/4/2017	34
S&P 500® Index	525	141,750	2,700	12/6/2017	50
S&P 500® Index	105	28,350	2,700	12/8/2017	15
S&P 500® Index	422	114,151	2,705	12/11/2017	47
S&P 500® Index	526	144,650	2,750	12/13/2017	21

Put Options
S&P 500® Index	104	25,688	2,470	12/1/2017	1
S&P 500® Index	420	103,950	2,475	12/4/2017	11
S&P 500® Index	525	130,725	2,490	12/6/2017	26
S&P 500® Index	105	26,093	2,485	12/8/2017	6
S&P 500® Index	422	105,078	2,490	12/11/2017	32
S&P 500® Index	526	131,763	2,505	12/13/2017	80

Total Purchased Options					$326

Open Written Options contracts as of November 30, 2017, were as follows:

Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options
S&P 500® Index	104	$27,352	$2,630	12/1/2017	$(148)
S&P 500® Index	420	110,250	2,625	12/4/2017	(1,155)
S&P 500® Index	525	139,125	2,650	12/6/2017	(441)
S&P 500® Index	105	27,825	2,650	12/8/2017	(110)
S&P 500® Index	422	112,041	2,655	12/11/2017	(426)
S&P 500® Index	526	142,020	2,700	12/13/2017	(242)

Put Options
S&P 500® Index	104	26,208	2,520	12/1/2017	(2)
S&P 500® Index	420	106,050	2,525	12/4/2017	(13)
S&P 500® Index	525	133,350	2,540	12/6/2017	(34)
S&P 500® Index	105	26,618	2,535	12/8/2017	(11)
S&P 500® Index	422	107,188	2,540	12/11/2017	(58)
S&P 500® Index	526	134,393	2,555	12/13/2017	(121)

Total Written Options					$(2,761)

Footnote Legend:

(1)	Strike price not reported in thousands.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2017

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of November 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at November 30, 2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$12,764	$—	$12,764	$—
Corporate Bonds and Notes	149,643	—	149,643	—	(1)
Foreign Government Securities	46,180	—	46,180	—
Loan Agreements	23,560	—	23,560
Mortgage-Backed Securities	22,503	—	22,503	—
Municipal Bonds	1,614	—	1,614	—
U.S. Government Securities	1,181	—	1,181	—
Equity Securities:
Common Stocks	591	112	458	21
Preferred Stocks	3,804	1,353	2,451	—
Purchased Options	326	326	—	—
Short-Term Investment	269	269	—	—
Warrants	10	—	—	10

Total Investments before Written Options	$262,445	$2,060	$260,354	$31

Written Options	(2,761)	(2,761)	—	—

Total Investments Net of Written Options	$259,684	$(701)	$260,354	$31

There were no transfers between Level 1, Level 2, or Level 3 related to securities held at November 30, 2017.

(1)	Amount is less than $500.

Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.

Management has determined that the amount of Level 3 securities compared to total net assets is de minimus; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended November 30, 2017.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2017

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified cost $263,161)	$262,445
Foreign currency at value (Identified cost $—*)	— *
Deposits with options broker	2,877
Receivables
Investment securities sold	1,122
Dividends and interest	3,142
Prepaid trustees’ retainer	16

Total assets	269,602

Liabilities
Cash overdraft	496
Written options at value (Premiums received $792) (Note 3)	2,761
Payables
Borrowings (Note 8)	69,000
Investment securities purchased	4,548
Investment advisory fees	206
Administration and accounting fees	25
Professional fees	34
Interest payable on borrowings	4
Transfer agent fees and expenses	2
Trustees’ fees and expenses	12
Other accrued expenses	31

Total liabilities	77,119

Net Assets	$192,483

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$194,481
Accumulated undistributed net investment income (loss)	(27)
Accumulated undistributed net realized gain (loss)	720
Net unrealized appreciation (depreciation) on investments	(722)
Net unrealized appreciation (depreciation) on written options	(1,969)

Net Assets	$192,483

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding 11,279,962	$17.06

*	Amount is less than $500.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 2017

($ reported in thousands)

Investment Income
Interest	$14,673
Dividends	103
Foreign taxes withheld	(14)

Total investment income	14,762

Expenses
Investment advisory fees	2,492
Administration and accounting fees	342
Trustees’ fees and expenses	214
Professional fees	108
Printing fees and expenses	106
Custodian fees	25
Transfer agent fees and expenses	16
Miscellaneous expenses	80

Total expenses before interest expense	3,383
Interest expense on borrowings (Note 8)	1,304

Total expenses after interest expense	4,687
Earnings credit from custodian	(3)

Net expenses	4,684

Net investment income (loss)	10,078

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, and Written Options
Net Realized Gain (Loss) from:
Investments	(6,936)
Foreign currency transactions	(17)
Written options	17,846
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	7,295
Foreign currency transactions	8
Written options	(2,315)

Net realized and unrealized gain (loss) on investments, Foreign Currency, and Written Options	15,881

Net increase (decrease) in net assets resulting from operations	$25,959

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Year Ended November 30, 2017	Year Ended November 30, 2016
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$10,078	$10,491
Net realized gain (loss)	10,893	(2,745)
Net change in unrealized appreciation (depreciation)	4,988	11,506

Increase (decrease) in net assets resulting from operations	25,959	19,252

Dividends and Distributions to Shareholders:
Net investment income	(8,813)	(10,078)
Net realized gains	(8,739)	—
Return of Capital	(3,527)	(10,992)

Total dividends and distributions to Shareholders	(21,079)	(21,070)

From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (24,726 and 0 shares, respectively)	428	—

Increase (decrease) in net assets from share transactions	428	—

Net increase (decrease) in net assets	5,308	(1,818)

Net Assets
Beginning of period	187,175	188,993

End of period	$192,483	$187,175

Accumulated undistributed net investment income (loss) at end of period	$(27)	$(692)

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED NOVEMBER 30, 2017

($ reported in thousands)

Increase (Decrease) in cash
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$25,959

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by/(used for) operating activities:
Proceeds from sales and paydowns of long-term investments	146,252
(Increase) Decrease in investment securities sold receivable	(697)
Purchases of long-term investments	(149,359)
Increase (Decrease) in investment securities purchased payable	1,925
Net (purchases) or sales of short-term securities	1,259
Net (purchases) or sales in purchased options	(9,711)
Net purchases or (sales) in written options	17,932
Net change in unrealized (appreciation)/depreciation on investments	(4,980)
Net realized (gains)/loss on investments	(10,910)
Amortization of premium and accretion of discounts on investments	(5)
(Increase) Decrease in deposits with options broker	978
(Increase) Decrease in tax reclaims receivable	61
(Increase) Decrease in dividends and interest receivable	(108)
(Increase) Decrease in prepaid expenses	17
(Increase) Decrease in prepaid trustees’ retainer	3
Increase (Decrease) in interest payable on borrowings	(78)
Increase (Decrease) in affiliated expenses payable	8
Increase (Decrease) in unaffiliated expenses payable	(10)

Cash provided by (used for) operating activities	18,536

Cash provided by (used for) financing activities:
Cash distributions paid to shareholders	(20,651)
Increase in bank overdraft	496

Cash provided by (used for) financing activities:	(20,155)

Net increase (decrease) in cash	(1,619)

Cash:
Cash and foreign currency at beginning of period	1,619

Cash and foreign currency at end of period	$— *

Supplemental cash flow information:
Reinvestment of dividends and distributions	$428
Cash paid during the period for interest	$1,382

*	Amount is less than $500.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period)

	Year Ended November 30, 2017	Year Ended November 30, 2016	Period Ended November 30(9) 2015		Year Ended December 31,
					2014	2013
PER SHARE OPERATING DATA:
Net Asset Value, Beginning of Period	$16.63	$16.79	$18.14		$19.03	$20.32

Income from investment operations:
Net Investment Income/(Loss)(2)	0.89	0.93	0.91		1.23	1.34
Net Realized and Unrealized Gain/(Loss)	1.41	0.78	(0.37)		(0.50)	(1.10)

Total from Investment Operations	2.30	1.71	0.54		0.73	0.24

Dividends and/or Distributions to Shareholders:
Dividends from Net Investment Income	(0.78)	(0.89)	(0.70)		(1.16)	(1.29)
Dividends from Net Realized Gains	(0.78)	—	(0.66)		(0.46)	(0.24)
Distributions from Return of Capital	(0.31)	(0.98)	(0.53)		—	—

Total Dividends and Distributions to Shareholders	(1.87)	(1.87)	(1.89)		(1.62)	(1.53)
Payment from Affiliate	—	—	—	(8)	—	—

Net Asset Value, End of Period	$17.06	$16.63	$16.79		$18.14	$19.03

Market Price, End of Period(3)	$18.19	$14.96	$14.26		$15.85	$16.92

Total Return on Net Asset Value(4)	14.73%*	12.45%	4.34	%(6)	4.81%	1.89%
Total Return on Market Value(4)	35.99%	19.11%	1.47	%(6)	2.94%	(2.55)%
Net Assets, End of Period (000’s)	$192,483	$187,175	$188,993		$204,224	$214,197

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses After Interest Expense and before earnings credits to Average Net Assets(5)	2.42%	2.24%	2.08	%(7)	2.13%	2.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets	5.21%	5.65%	5.62	%(7)	6.37%	6.87%
Portfolio Turnover Rate	57%	60%	50	%(6)	45%	48%

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$69,000	$69,000	$68,000		$80,000	$93,000
Asset Coverage for Loan Outstanding	379%	371%	376%		357%	330%

*	Total Return on Net Asset Value for the report period presented in the Financial Highlights differs from the Message to Shareholders. The total return presented in the Message to Shareholders is calculated based on the NAV calculated on the first business day and last business day of the period reported. The total return presented within the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semi-annual report.
(1)	Fund commenced operations on February 23, 2012, the date which its initial public offering shares were issued.
(2)	Based on average number of shares of common stock outstanding.
(3)	Closing price – New York Stock Exchange (“NYSE”).

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period)

	From Inception[1] to December 31, 2012

PER SHARE OPERATING DATA:
Net Asset Value, Beginning of Period	$19.10	(1)

Income from investment operations:
Net Investment Income/(Loss)(2)	1.08
Net Realized and Unrealized Gain/(Loss)	1.19

Total from Investment Operations	2.27

Dividends and/or Distributions to Shareholders:
Dividends from Net Investment Income	(0.93)
Dividends from Net Realized Gains	(0.12)

Total Dividends and Distributions to Shareholders	(1.05)

Net Asset Value, End of Period	$20.32

Market Price, End of Period(3)	$18.90

Total Return on Net Asset Value(4)	12.61	%(6)
Total Return on Market Value(4)	(0.02	)%(6)
Net Assets, End of Period (000’s)	$228,749

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses After Interest Expense to Average Net Assets(5)	2.19	%(7)
Ratio of Net Investment Income/(Loss) to Average Net Assets	6.65	%(7)
Portfolio Turnover Rate	46	%(6)

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$93,000
Asset Coverage for Loan Outstanding	346%

(4)	Total Return on Market Value is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total Return on Market Value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total Return on Market Value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total Return on NAV uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.
(5)	Ratio of total expenses, before interest expense on the line of credit, was 1.75% for the year ended November 30, 2017, 1.76% for the year ended November 30, 2016, 1.71% for the fiscal period ended November 30, 2015, 1.74% and 1.73% for the years ended December 31, 2014 and 2013, respectively, and 1.74% from inception(1) to December 31, 2012.
(6)	Not annualized.
(7)	Annualized.
(8)	Amount is less than $0.005.
(9)	During the period the Fund changed its fiscal year end from December 31 to November 30.

See Notes to Financial Statements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2017

Note 1. Organization

The Fund was incorporated as a statutory trust under the laws of the State of Delaware on November 9, 2011. The Fund commenced operations on February 23, 2012, as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income while preserving capital.

Note 2. Significant Accounting Policies

The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies.

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing items such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees of the Fund (the “Board”, or the “Trustees”). All internally fair valued securities are approved by a valuation committee appointed by the Board (the “Valuation Committee”). The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity

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NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2017

securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2017

recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of November 30, 2017, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2014 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.

The Fund has a Managed Distribution Plan which provides for the Fund to make a monthly distribution of $0.156 per share. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.

E.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.	When-issued Purchases and Forward Commitments (Delayed Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Fund to lock in what is believed to be an attractive price

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2017

or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

G.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan Agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

H.	Expenses

Expenses incurred together by the Fund and other affiliated open- and closed-end funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro rata expenses of any underlying mutual funds in which the Fund invests.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2017

I.	Earnings Credit and Interest

Through an arrangement with the Fund’s previous custodian, which ended in September 2017, the Fund received either an earnings credit or interest on agreed upon target un-invested cash balances to reduce the Fund’s custody expenses. The credits are reflected as “Earnings credit from custodian” and the interest is reflected under “Interest income” in the Fund’s Statement of Operations for the period, as applicable.

Note 3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by the Fund.

A.	Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the-money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options at value.” Changes in value of the purchased option is included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation (depreciation) on written options.”

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) from investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) from written options” in the Statement of Operations.

The risk in writing covered put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2017

in the market. Writers (sellers) of options are normally subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. However, the Fund may limit its risk of loss when writing an option by purchasing an option similar to the one that is sold, except for the fact it is further “out of the money.”

The Fund invested in derivative instruments during the year (the “period”) in the form of writing put/call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments is equity risk.

The following is a summary of the Fund’s options contracts as presented in the Statement of Assets and Liabilities as of November 30, 2017:

Assets: Purchased options at value	$326 (1)
Liabilities: Written options at value	(2,761)

Net asset (liability) balance	$(2,435)

The following is a summary of the Fund’s options contracts as presented in the Statements of Operations.

Net realized gain (loss) from purchased options	$(9,658	)(2)
Net realized gain (loss) from written options	17,846
Net change in unrealized appreciation (depreciation) on purchased options	107	(3)
Net change in unrealized appreciation (depreciation) on written options	(2,315)

Total realized and unrealized gain (loss) on purchased and written options	$5,980

(1)	Amount included in Investment in securities at value.
(2)	Amount included in Net realized gain (loss) from investments.
(3)	Amount included in Net change in unrealized appreciation (depreciation) on investments.

For the period ended November 30, 2017, the average daily premiums paid by the Fund for purchased options was $309 and the average daily premiums received by the Fund from written options was $665.

Note 4. Investment Advisory Fees and Related Party Transactions

($ reported in thousands)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser of the Fund. The Adviser manages the general operations of the Fund, including oversight of the Fund’s subadviser.

As compensation for its services to the Fund, the Adviser receives a monthly fee at an annual rate of 0.95% as a percentage of the average daily managed assets which is defined as the value of the total assets of the Fund minus the sum of all accrued

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2017

liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of constituting financial leverage).

B.	Subadviser

Newfleet Asset Management, LLC (“Newfleet”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the Fund. The subadviser manages the investments of the Fund for which they are paid a fee by the Adviser.

C.	Administrative Services

Virtus Fund Services, LLC (“VFS”), an indirect wholly-owned subsidiary of Virtus, serves as administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator a monthly asset-based fee calculated on the Fund’s average daily managed assets.

For the period ended November 30, 2017, the Fund incurred administration fees totaling $262 which are included in the Statement of Operations within the line item “Administration and accounting fees.”

D.	Trustee Fees

For the period ended November 30, 2017, the Fund incurred Trustees fees totaling $180 which are included in the Statement of Operations within the line item “Trustees’ fees and expenses.”

E.	Affiliated Shareholder

As of November 30, 2017, affiliates of Virtus Investment Partners, Inc. held 9,489 shares of the Fund, which represent 0.08% of shares of common stock outstanding. The shares may be sold at any time.

Note 5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term investments) for the period ended November 30, 2017, were as follows:

Purchases	Sales
$140,025	$135,134

The purchases and sales of long-term U.S. Government and agency securities for the period ended November 30, 2017, were as follows:

Purchases	Sales
$9,334	$11,118

Note 6. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2017

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

The Fund held securities considered to be illiquid at November 30, 2017, with an aggregate value of $296 representing 0.15% of the Fund’s net assets.

At November 30, 2017, the Fund did not hold any securities that were both illiquid and restricted.

Note 7. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.

Note 8. Borrowings

($ reported in thousands)

On March 14, 2016, the Fund renewed its Credit Agreement with a commercial bank that allows the Fund to borrow cash from the bank, up to a limit of $90,000, which may be increased to $110,000 under certain circumstances (“Commitment Amount”). Borrowings under the Credit Agreement are collateralized by investments of the Fund. The Credit Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Credit Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Credit Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is outstanding as a loan to the Fund. There were no commitment fees paid or accrued for the period ended November 30, 2017. The Credit Agreement is renewable by the Fund with the bank’s consent and approval of the Board. The Credit Agreement can also be converted to

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2017

a 179 day fixed term facility, one time at the Fund’s option. From December 1, 2016 – November 30, 2017, the average daily borrowings under the Credit Agreement and the weighted daily average interest rate were $69,000 and 1.86%, respectively. At November 30, 2017, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$69,000	2.09%

Note 9. Indemnifications

Under the Fund’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 10. Capital Transactions

At November 30, 2017, the Fund had one class of common stock, no par value shares, of which unlimited shares are authorized and 11,279,962 shares are outstanding.

Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended November 30, 2017, and November 30, 2016, there were 24,726 shares and 0 shares issued pursuant to the Plan, respectively.

On December 1, 2017, the Fund announced a distribution of $0.156 to shareholders of record on December 11, 2017. This distribution has an ex-dividend date of December 8, 2017, and is payable on December 18, 2017.

On January 2, 2018, the Fund announced a distribution of $0.156 to shareholders of record on December 29, 2017. This distribution has an ex-dividend date of January 4, 2018, and is payable on January 9, 2018.

Note 11. Regulatory Matters and Litigation

From time to time, the Adviser, Newfleet and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the Securities and Exchange Commission (the “SEC”), involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2017

Note 12. Federal Income Tax Information

($ reported in thousands)

At November 30, 2017, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Investments (including purchased options)	$263,238	$8,811	$(9,604)	$(793)
Written Options	(2,761)	—	—	—

The fund utilized losses deferred in prior years against current year capital gains of $898.

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2017, the Fund deferred and recognized qualified late-year losses as follows:

Late Year Ordinary Loss Deferred	Late Year Ordinary Loss Recognized	Capital Losses Deferred	Capital Losses Recognized
$—	$487	$1,198	$921

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) (which is disclosed above) consist of the following:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains
$—	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. These differences may include the treatment of non-taxable dividends, foreign currency gain or loss, derivatives, passive foreign investment companies, partnerships, operating losses, losses deferred due to wash sales and other differences. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

Short-term gain distributions reported if any, are included in Capital Gain Distributions on the Statements of Changes in Net Assets, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2017

The tax character of dividends and distributions paid during the fiscal periods ended November 30, 2017 and November 30, 2016, was as follows:

	Period Ended
	2017	2016
Ordinary Income	$13,115	$10,078
Long-term capital gains	4,437	—
Return of Capital	3,527	10,992

Total	$21,079	$21,070

The difference between the distributions reported on the Statement of Changes and this table is due to distributions that are declared in the current fiscal year and paid in the following fiscal year that qualify to be treated, for tax purposes, as paid in the year the distribution was declared.

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The reclassifications have no impact on the net assets or NAV of the Fund. As of November 30, 2017, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$—	$(600)	$600

Note 13. Recent Accounting Pronouncement

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. The financial statements presented are in compliance with the most recent Regulation S-X amendments.

Note 14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Virtus Global Multi-Sector Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Virtus Global Multi-Sector Income Fund (the “Fund”) as of November 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2017 by correspondence with the custodian, brokers and the application of alternative procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 22, 2018

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

TAX INFORMATION NOTICE

NOVEMBER 30, 2017

(Unaudited)

For the fiscal period ended November 30, 2017, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates (“QDI”) applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amount, if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
—%	—%	$4,437

CERTIFICATION

The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting. The Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

KEY INFORMATION

Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information, shareholders may contact the above-referenced toll-free number.

REINVESTMENT PLAN

The Reinvestment Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan. If shares are held at a brokerage firm, contact your broker about participation in the Plan.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN

The Virtus Global Multi-Sector Income Fund (the “Fund”) allows you to conveniently reinvest distributions monthly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Enrollment in the Reinvestment Plan

It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Reinvestment and Cash Purchase Plan (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-866-270-7788. In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.

How shares are purchased through the Reinvestment Plan

When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the Plan will receive shares of the Fund valued as described below:

If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.

Charges to Participate in the Plan

As a Participant in the Plan you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.

Voluntary Cash Purchase Plan

Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., PO Box 43078, Providence, RI 02940-3078.

Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

Automatic Monthly Investment

Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-866-270-7788.

Termination of Shares

Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.

Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-866-270-7788.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

Additional Information

For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Plan Administrator at 1-866-270-7788 or visit our website at Virtus.com.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days written notice to participants in the Plan.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Global Multi Sector Income Fund (the “Fund”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Virtus Investment Advisers, Inc. (“VIA”) and of the subadvisory agreement with Newfleet Asset Management, LLC (the “Subadviser”) (the “Subadvisory Agreement”) (together with the Advisory Agreement, the “Agreements”). At an in-person meeting held on November 14, 2017, the Board, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”) considered and approved the continuation of each Agreement due for renewal, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of the Fund and its shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VIA and the Subadviser, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadviser with respect to the Fund. The Board noted the affiliation of the Subadviser with VIA and potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the Fund and its shareholders. The Board considered all factors that it considered relevant, including those discussed below. The Board did not identify any one factor as all-important or controlling, and each Trustee attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in executive sessions with its independent legal counsel at which no representatives of VIA or the Subadviser were present.

Nature, Extent and Quality of Services

The Trustees received in advance of the meeting various data and information regarding the nature, extent and quality of the services provided under the Agreements, including responses by VIA and the Subadviser to detailed requests submitted by independent legal counsel to the Independent Trustees on their behalf. The Trustees also previously had received presentations by VIA’s and the Subadviser’s senior management personnel. The responses to the information requests and the presentations included, among other things, information about: the background, experience and investment philosophy of senior management and investment personnel responsible for managing the Fund; the resources, operations and compliance structure of VIA and the Subadviser; and the investment process, investment strategies, personnel, compliance procedures, and overall performance of VIA and the Subadviser.

In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Subadviser, including: (a) VIA’s ability to select and monitor the Subadviser; (b) VIA’s ability to provide the services necessary to monitor the Subadviser’s compliance with the Fund’s investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which the Subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Fund; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

provided by VIA and its affiliates to the Fund; (e) VIA’s supervision of the Fund’s other service providers; and (f) VIA’s risk management processes. It was noted that an affiliate of VIA serves as administrator to the Fund. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties, as well as information from the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the services provided by the Subadviser, the Board considered information provided to the Board by the Subadviser, including the Subadviser’s Form ADV, as well as information provided throughout the past year. The Board noted that the Subadviser provided portfolio management, compliance with the Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and the Subadviser’s management of the Fund must be carried out in accordance with the investment objectives, policies and restrictions set forth in the Fund’s prospectus and statement of additional information. The Board considered the Subadviser’s portfolio management services, including: (a) the scope of its operations; (b) its portfolio management capabilities; (c) the breadth and depth of its management, investment and research personnel; and (d) the various support services that it provides to the Fund. The Board considered the investment management process and strategies employed by the Subadviser, and experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Fund. The Board also considered the: (a) quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (b) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including the fact that the Subadviser was not currently involved in any regulatory actions, investigations or material litigation.

Investment Performance

The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report (the “Broadridge Report”) for the Fund prepared by Broadridge Financial Solutions, Inc., an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented the Fund’s performance relative to a peer group of other closed-end funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on the Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s investment strategies. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Fund.

The Board considered that, while the Fund’s year-to-date performance for the period ended June 30, 2017 was below the median of the Performance Universe for the same period, the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2017 were above the median of the Performance Universe for the same periods. The Board also considered that the Fund outperformed its benchmark for each period.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

Management Fees and Total Expenses

The Board considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons of the Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”). In comparing the Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also noted that the subadvisory fee was paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Trustees also considered the fee rates payable by accounts and funds managed by the Subadviser.

In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to the Fund’s fees and expenses. The Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Group.

The Board noted that the Fund’s contractual management fees were above the median of the Expense Group, and that the Fund’s actual total expenses were above the median of the Expense Group.

Profitability

The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability of VIA for its management of the Fund, as well as its profits and those of its affiliates for managing and providing other services to the Fund, such as administrative services provided to the Fund by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including the Subadviser, the Board considered other benefits derived by VIA or its affiliates from their relationship with the Fund. The Board reviewed the methodology used to allocate costs to the Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from the Fund was within a reasonable range in light of the quality of the services rendered to the Fund by VIA and its affiliates, and other factors considered.

In considering the profitability to the Subadviser in connection with its relationship to the Fund, the Board noted that the fees payable under the Subadvisory Agreement are paid by VIA out of the fees that VIA receives under the Advisory Agreement, and not by the Fund. In considering the fees payable by VIA to the Subadviser, the Board noted that, because the Subadviser is an affiliate of VIA, its profitability might be directly or indirectly shared by VIA and, therefore, the Board considered the profitability of VIA and the Subadviser together. For each of the above reasons, the Board concluded that the profitability to the Subadviser and its affiliates from their relationship with the Fund was not a material factor in approval of the Subadvisory Agreement.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund’s assets grow, and whether the fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board noted that economies of scale may develop for certain funds as their assets increase and their fixed fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to increase substantially their asset base as do open-end funds.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BY THE BOARD OF TRUSTEES (Continued)

The Board also considered the advisory fee rate in relation to the current asset size of the Fund, and whether any economies of scale exist at that size. The Board concluded that, given the Fund’s closed-end structure, no changes to the Fund’s advisory and subadvisory fee structure were necessary or advisable at this time. The Board agreed that it would be appropriate to monitor this matter in the event that the assets of the Fund were to increase substantially via a secondary or rights offering, capital appreciation, reinvested dividends, the use of leverage or some other means.

Other Factors

The Board considered information regarding potential “fallout” or ancillary benefits that may be realized by VIA, the Subadviser and their respective affiliates as a result of their relationships with the Fund. The Board noted that an affiliate of VIA provides administrative services to the Fund. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VIA, there are no other direct benefits received by the Subadviser in providing investment advisory services to the Fund, other than the fee earned under the Subadvisory Agreement.

The Trustees concluded that potential “fallout” benefits that VIA and the Subadviser may receive, such as greater name recognition or increased ability to obtain research and brokerage services, as applicable, may, in some cases, benefit the Fund.

Conclusion

After considering all factors that it considered relevant, the Board, including a majority of the Independent Trustees, approved the Agreements with respect to the Fund as in the best interests of the Fund and its shareholders.

FUND MANAGEMENT TABLES

Information pertaining to the Trustees and Officers of the Company as of December 31, 2017, is set forth below.

The address of each individual, unless otherwise noted, is c/o Virtus Global Multi-Sector Income Fund, 100 Pearl Street, Hartford, CT 06103.

Disinterested Trustees

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Trusteeships Held by Trustee
Philip R. McLoughlin YOB: 1946 Elected: 2011 Chairman 95 Portfolios	Private investor (since 2010); Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Director and Chairman (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (75 portfolios).
William R. Moyer YOB: 1944 Elected: 2012 4 Portfolios	Private investor (since 2004); Financial and Operations Principal (since 2006), Newcastle Distributors LLC (broker dealer); Partner (2006 to 2012), CrossPond Partners, LLC (investment management consultant); Director (since 2016), Virtus Global Dividend & Income Fund Inc.; Director (since 2017), Virtus Total Return Fund Inc.; Trustee (2013 to 2016), Virtus Alternative Solutions Trust; Director (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee (since 2011), Virtus Global Multi-Sector Income Fund; and Director and Treasurer (since 1986), CT Invention Convention.
James M. Oates YOB: 1946 Elected: 2013 91 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios); Director (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Chairman (2005 to 2017) and Trustee (since 2005), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (75 portfolios).
James B. Rogers, Jr. YOB: 1942 Elected: 2016 4 Portfolios	Director (since 1986), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee/Director (since 2016), Virtus Global Multi-Sector Income Fund and Duff & Phelps Select Energy MLP Fund Inc.; Independent Director (since 2017), JSC AgroGard-Finance; Non-Executive Director (since 2016), Crusader Resources Limited; Director (since 2014), First China Financial Network Holdings Limited; Director (since 2014), Phos Agro; Director (since 2012), Spanish Mountain Gold Limited; Director (since 2011), Genagro Services, Ltd.; Director (2013 to 2014), FAB Universal Corp.; Director (since 2009), 2009 Holdings Pte Ltd.; Chairman (since 2007), Beeland Enterprises Inc.; Director (since 2007), Beeland Holdings Pte Ltd.; and Chairman (since 1980), Beeland Interests (Media and Investments);
R. Keith Walton YOB: 1964 Elected: 2016 4 Portfolios	Vice President (2013 to 2017), Strategy, Arizona State University; Vice President (2011 to 2013), Global Government & Affairs, Alcoa; Senior Managing Director (2010), BSE Management LLC; Principal and Chief Administrative Officer (2007 to 2009), Global Infrastructure Partners; Trustee/Director (since 2016), Virtus Global Multi-Sector Income Fund and Duff & Phelps Select Energy MLP Fund Inc.; Director (since 2004), Virtus Total Return Fund Inc.; Director (since 2013), Virtus Global Dividend & Income Fund Inc.; and Director (since 2006), Blue Crest Capital Management Funds.

FUND MANAGEMENT TABLES (Continued)

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Trusteeships Held by Trustee
Brian T. Zino YOB: 1952 Elected: 2016 4 Portfolios	Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2016), Duff & Phelps Select Energy MLP Fund Inc.; Director (since 2014), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee, Bentley University (since 2011); Director (1986 to 2008) and President (1994 to 2008), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Trusteeships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2012 93 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (2 funds); Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006), Virtus Mutual Fund Family (75 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

Advisory Board Member

Name, Year of Birth, Year Elected, and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Trusteeships Held by Trustee
William H. Wright II YOB: 1960 Advisory Member Appointed: 2016	Director (since 1999) and Chairman (since 2010), Josiah Macy Foundation; Director of Mount Sinai Health Systems (since 1999); Managing Director of Morgan Stanley (1982 to 2010); Member of Yale University Council (2001 to 2012); Chairman of the Board of Yale Alumni Fund (2004 to 2006); Director (2013 to 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.

FUND MANAGEMENT TABLES (Continued)

Officers Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2011 to 2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2017) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I and Virtus ETF Trust II.

FUND MANAGEMENT TABLES (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
William Renahan YOB: 1970	Vice President, Chief Legal Officer, Counsel and Secretary since 2012.	Vice President, Chief Legal Officer, and Secretary of various Virtus-affiliated and Duff & Phelps closed-end funds (since 2012); Secretary (since 2014) and General Counsel (since 2015) of Duff & Phelps Investment Management Co.; and Managing Director, Legg Mason, Inc. and predecessor firms (1999 to 2012).

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Philip R. McLoughlin, Chairman

William R. Moyer

James M. Oates

James B. Rogers, Jr.

R. Keith Walton

Brian T. Zino

William H. Wright II, Advisory member

Officers

George R. Aylward, President and Chief Executive Officer

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer

Nancy J. Engberg, Senior Vice President and Chief Compliance Officer

William Renahan, Vice President, Chief Legal Officer, and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286-1048

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2 Commerce Square Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Transfer Agent

Computershare Trust Company NA

P.O. Box 43078

Providence, RI 02940-3078

Fund Counsel

Sullivan & Worcester LLP

1666 K Street, NW

7th Floor

Washington, DC 20006

How to Contact Us

Shareholder Services 1-866-270-7788

Website www.Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

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8528	01-18

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)	The Registrant’s Board of Trustees has determined that Brian T. Zino possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Zino as the Audit Committee’s financial expert. Mr. Zino is an “independent” Trustee, as defined in paragraph (a)(2) of Item 3.

(a)(3)	Not Applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $29,922 for 2017 and $31,025 for 2016.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,411 for 2017 and $2,374 for 2016. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,200 for 2017 and $4,200 for 2016.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2016.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Global Multi-Sector Income Fund (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliate Service Providers that related directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. Brian Zino, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $480,822 for 2017 and $669,623 for 2016.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: William Moyer, Philip R. McLoughlin, Brian T. Zino, , James B. Rogers, James M. Oates and R. Keith Walton.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

POLICY REGARDING PROXY VOTING

The Boards of the Funds1 have adopted this Policy to govern the exercise of stock ownership rights with respect to Fund Portfolio Holdings.

I.	Definitions. As used in this Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to the primary adviser of each registered investment company covered by this policy.

B.	“Board” refers to the Boards of Trustees or Directors of the Funds (collectively, the “Fund”).

C.	“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.	“Delegate” refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by an Adviser or Subadviser to vote proxies on behalf of such delegated entity.

E.	“Management Matters” refers to stock option plans and other management compensation issues.

F.	“Portfolio Holding” refers to any company or entity whose securities are held within the investment portfolio(s) of one or more of the Funds as of the date a proxy is solicited.

G.	“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

H.	“Social Issues” refers to social and environmental issues.

I.	“Subadviser” refers, individually or collectively, to each registered investment adviser that serves as investment subadviser to one or more of the Fund.

J.	“Subadviser Procedures” shall have such meaning as described in Article IV, Section C hereof.

K.	“Takeover” refers to hostile or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

[1]	Funds include Virtus Alternative Solutions Trust, Virtus Asset Trust, Virtus Equity Trust, Virtus Opportunities Trust, Virtus Retirement Trust, Virtus Global Multi-Sector Income Fund, Virtus Variable Insurance Trust, Duff & Phelps Select Energy MLP Fund, Inc., Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.

II.	General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interest in voting proxies and address any such conflict of interest in accordance with this Policy.

III.	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B.	In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.	In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.	In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.	In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.	In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.

In analyzing shareholder proposals, the Delegate shall vote on a case-by-case basis taking into consideration such factors as whether implementation of the proposal is likely to enhance or protect shareholder value; whether the issue(s) presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation; if the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal; whether the proposal’s request is unduly burdensome or overly prescriptive; whether any increase in disclosure or transparency requested would have a deleterious impact; and whether the company’s current approach to the issue(s) presented are comparative to current industry practice.

IV.	Delegation.

A.	In the absence of a specific direction to the contrary from the Board of the Fund, the Adviser or Sub-adviser that is managing a Fund is responsible for voting proxies for all Portfolio Holdings of such Fund in accordance with this Policy, or for delegating such responsibility as described below.

B.	The Adviser and any Subadviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

C.	With regard to each Fund for which there is a duly appointed Subadviser to whom the Adviser has delegated authority to vote proxies for Portfolio Holdings, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Articles II, III and V of this Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures (“Subadviser Procedures”) provided that the Adviser must have reviewed the Subadviser Procedures and determined them to be reasonably designed to further the best economic interests of the affected Fund shareholders. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Policy.

D.	With regard to each Fund for which there is a duly appointed Subadviser, the Adviser may retain responsibility for voting any and/or all applicable proxies.

V.	Conflicts of Interest.

A.	The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Subadviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstain; (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing Delegate; (v) vote shares in the same proportion as the vote of all other holders of shares of such issuer; or (vi) the Adviser may vote proxies where the subadviser has a direct conflict of interest.

B.	Each Adviser or Subadviser that is managing a Fund shall promptly notify the Chief Compliance Officer of the Fund (or, in the case of a Subadviser, the Chief Compliance Officer of the Adviser) in the event that any actual or potential conflict of interest is identified, and provide the Adviser’s or Subadviser’s recommendations for protecting the best interests of Fund’s shareholders. No Adviser (or Subadviser) shall waive any conflict of interest or vote any conflicted proxies without the prior approval of the Fund CCO or the Board (or the Executive Committee thereof) pursuant to section C of this Article.

C.	In the event that a determination, authorization or waiver under this Policy is requested at a time other than a regularly scheduled meeting of the Board, the Fund CCO shall be empowered with the power and responsibility to interpret and apply this Policy and provide a report of his or her determination(s), authorization(s) or waiver(s) at the next following meeting of the Board.

VI.	Miscellaneous.

A.	A copy of the current Policy Regarding Proxy Voting and the voting records for each Fund (Form N-PX) shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website. The Fund shall provide a copy of its most recent Form N-PX filing to any shareholder within three business days of receipt of such request.

B.	The Fund CCO shall present a report of any material deviations from this Policy at the next regularly scheduled meeting of the Board and shall provide such other reports as the Board may request from time to time. Each Adviser and/or Subadviser shall provide to the Fund a record of its effectuation of proxy voting pursuant to this Policy at such times and in such format or medium as the Fund shall reasonably request. Each Adviser and each affected Subadviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rules 204-2 and 206(4)-6 under the Investment Advisers Act of 1940 (the “1940 Act”), as amended. Each Adviser and/or Subadviser shall gather, collate and present information relating to the proxy voting activities of itself and/or its Delegate(s) in such format and medium as the Fund shall request in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act.

C.	Each Adviser and/or each affected Subadviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and for providing records to the Fund in appropriate detail and format to facilitate its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act

D.	Each Adviser or Subadviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser or Subadviser, as the case may be. In performing its duties hereunder, the Adviser or Subadviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

David L. Albrycht, CFA. David Albrycht is president and chief investment officer of Newfleet Asset Management, an investment management affiliate of Virtus Investment Partners. Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers, a former affiliate of The Phoenix Companies, Inc. which was the former parent company of Virtus.

Mr. Albrycht is the senior portfolio manager of several multi-sector fixed income strategies, some dating back to the early 1990s. In his role as CIO, Mr. Albrycht drives top-down strategy for Newfleet’s investment platform, which includes multi-sector and dedicated sector strategies for high yield, bank loans, flexible credit, and distressed debt. In addition to managing mutual funds and variable investment options in these strategies, Mr. Albrycht is co-manager of three closed-end funds and three exchange traded funds, as well as two offshore funds. Additionally, Mr. Albrycht is responsible for the structuring and management of Newfleet’s CLO platform. Mr. Albrycht earned a B.A., cum laude, from Central Connecticut State University and an M.B.A., with honors, from the University of Connecticut.He has been working in the investment industry since 1985.

Benjamin Caron, CFA. Ben Caron is a senior managing director and portfolio manager at Newfleet Asset Management, an investment management affiliate of Virtus Investment Partners. Mr. Caron assists the senior portfolio manager in the management of several Virtus mutual funds, including the Virtus Newfleet Multi-Sector Short Term Bond Fund, Virtus Newfleet Multi-Sector Fixed Income Fund, Virtus Newfleet Senior Floating Rate Fund, Virtus Newfleet Tactical Allocation Fund, and Virtus Newfleet High Yield Fund. He assists in the management of two fixed income variable insurance trust Series and the closed-end Virtus Total Return Fund (NYSE: DCA), and he is a named co-portfolio manager of the Virtus Global Multi-Sector Income Fund (NYSE: VGI), a closed-end fund. Prior to joining Newfleet in 2011, Mr. Caron was on the fixed income team at Goodwin Capital Advisers, a former affiliate of the Phoenix companies Inc. which was the former parent company of Virtus. He joined Goodwin Capital in 2002 as a client service associate for the institutional markets group focusing on institutional fixed income clients. Earlier in his career, he was with Fidelity Investments, where he was responsible for client management and sales in the managed account group. Mr. Caron earned a B.A. from Syracuse University and an M.B.A. from Suffolk University. He has been working in the investment industry since 1996.

Kyle A. Jennings, CFA. Kyle Jennings is the head of credit research for the multi-sector fixed income strategies at Newfleet Asset Management, an affiliate of Virtus Investment Partners. Mr. Jennings is also co-portfolio manager of the Virtus Newfleet Senior Floating Rate Fund, the Virtus Newfleet High Yield Fund, and the Virtus Global Multi-Sector Income Fund (NYSE: VGI), a closed-end fund. Mr. Jennings has been a member of Newfleet’s corporate credit research team since 1998 and currently covers the gaming, healthcare, and automotive industries.

He is also a member of the team that formulates the leveraged finance strategy for the multi-sector fixed income strategies. Prior to joining Newfleet in 2011, Mr. Jennings was on the fixed income team at Goodwin Capital Advisers, a former affiliate of the Phoenix Companies Inc. which was a former parent company of Virtus. Before that, he was a credit research analyst in the banking industry for Shawmut Bank, Ironwood Capital, and Citizens Bank. Mr. Jennings earned a B.S. in finance from the University of Connecticut and has held the Chartered Financial Analyst designation since 2001. He began his career in the investment industry in 1992.

Daniel Senecal, CFA. Daniel Senecal is managing director, credit research at Newfleet Asset Management, an investment management affiliate of Virtus Investment Partners. Mr. Senecal is the co-head of corporate credit research and is responsible for the energy and chemical industry sectors and the Latin American sovereign credit sector. He also is co-portfolio manager of the Virtus Global Multi-Sector Income Fund (NYSE: VGI), a closed-end fund. Prior to joining Newfleet in 2011, Mr. Senecal was on the fixed income team at Goodwin Capital Advisers, a former affiliate of the Phoenix Companies Inc. which was a former parent company of Virtus. He began at Goodwin Capital in 1997 as a corporate credit research analyst, followed by several roles, including sector manager for investment grade corporate credit and sovereign credit. He was also the lead portfolio manager for the Phoenix High Yield Fund from 2003 until 2005 and the Phoenix Emerging Market Fund from 2004 to 2005. Earlier in his career, Mr. Senecal completed a formal credit training program at Shawmut National Bank where he was a credit research analyst and lender. He also worked at BankBoston as a corporate bond analyst. Mr. Senecal earned a B.A. in economics and English from Assumption College and an M.B.A. in finance from the University of Connecticut. He began his career in the investment industry in 1990.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of November 30, 2017, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (in millions)
David L. Albrycht	Registered Investment Companies:	19	10,553	2	252
	Other Pooled Investment Vehicles:	1	72	0	0
	Other Accounts:	0	0	0	0
Benjamin Caron	Registered Investment Companies:	1	369	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0
Kyle A. Jennings	Registered Investment Companies:	3	782	1	180
	Other Pooled Investment Vehicles:	1	352	0	0
	Other Accounts:	0	0	0	0
Daniel Senecal	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0

Potential Conflicts of Interests

Describe any material conflicts of interest that may arise in connection with a Portfolio Manager’s or Management Team Member’s management of the registrant’s investments and investments of other accounts. Include, for example, material conflicts between the investment strategy of the registrant and investment strategy of other accounts managed by the Portfolio Manager or Team Member and material conflicts in allocation of investment opportunities between the registrant and other accounts managed by the Portfolio Manager or Team Member.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus, along with its affiliated investment management firms, including Duff & Phelps, Newfleet, and Kayne (collectively, “Virtus”), is committed to attracting and retaining the highest caliber employees and investment talent. The company’s compensation and benefits program is comprehensive and designed to reward performance and commitment to our shareholders. Virtus personnel receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus corporate board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of Virtus’ compensation structure.

•	Base Salary – Each individual is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

•	Incentive Bonus – Incentive bonus pools for non-investment personnel are generally based upon overall Virtus profitability. Annual incentive payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in Virtus RSUs.

•	Other Benefits – Employees are also eligible to participate in broad-based plans offered by Virtus, including 401(k), health, and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain.

We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance. The Fund Chief Compliance Officer reports any “Whistle Blower” complaints involving the Funds to the Audit Committee(s) of the applicable Fund Board(s) on a quarterly basis. As both the Virtus and the Fund Procedures prohibit inappropriate retaliation against employees, there are no current plans to amend these Procedures.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended November 30, 2017, beneficial ownership of shares of the Fund by Messrs. Albrycht, Caron, Jennings and Senecal are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
David L. Albrycht	0
Benjamin Caron	$100,001 - $500,000
Kyle A. Jennings	0
Daniel Senecal	0

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid from June 1, 2017 through November 30, 2017 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on August 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Global Multi-Sector Income Fund

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	2/8/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	2/8/2018

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date	2/8/2018

*	Print the name and title of each signing officer under his or her signature.